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AXA Equitable Life Insurance Company ("AXA Equitable")

SUPPLEMENT DATED NOVEMBER 18, 2013 TO THE MAY 1, 2013 PROSPECTUS

..   CORPORATE OWNED INCENTIVE LIFE(R)

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This Supplement modifies certain information in the above-referenced current prospectus, supplements to the prospectus and statements of additional information, as previously supplemented (together the ''Prospectus''). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. As applicable to your policy, please note the following changes:

Effective immediately, we reserve the right to implement a limitation on amounts that may be allocated and or transferred to the guaranteed interest option ("policy guaranteed interest option limitation"). Accordingly, please note the following changes:

IN RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS, UNDER "THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY," THE FIRST PARAGRAPH IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net policy account value to pay the monthly charges when due. ("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.) We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If the guaranteed interest option limitation is in effect, we may limit you from allocating a portion of your payment to the guaranteed interest option as described elsewhere in this supplement. Any such portion of the payment will be allocated to the variable investment options in proportion to any payment amounts for the variable investment options that you have specified with that payment. Otherwise, any such portion of the payment will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any such portion of the payment will be refunded to you except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

IN "RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS," UNDER "POLICY CONTINUATION RIDER," UNDER "EFFECT OF POLICY CONTINUATION," THE FOLLOWING IS ADDED AS THE SECOND SENTENCE TO THE FIRST PARAGRAPH:

In addition, the policy guaranteed interest option limitation will not apply if Policy Continuation takes effect.

IN "RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS," UNDER "INVESTMENT OPTIONS WITHIN YOUR POLICY," UNDER "GUARANTEED INTEREST OPTION," THE FOLLOWING NEW PARAGRAPH IS ADDED AS THE SECOND PARAGRAPH:

Upon advance notification, AXA Equitable has the right to implement the policy guaranteed interest option limitation. If the policy guaranteed interest option limitation is in effect, AXA Equitable has the right to limit you from allocating more than a specified percentage of your premium to the guaranteed interest option. We may also reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. Finally, we may limit you from allocating more than a specified percentage of any additional loan repayment to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. The specified percentage limitation on allocations of premium payments, additional loan repayments, and requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%.

IN "DETERMINING YOUR POLICY'S VALUE," UNDER "YOUR POLICY ACCOUNT VALUE," UNDER "YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION," THE FOLLOWING IS ADDED AS A NEW THIRD PARAGRAPH :

However, we reserve the right to limit the percentage of your premium that may be allocated to the guaranteed interest option, or to reject certain requests to transfer amounts to the unloaned portion of your guaranteed interest option as described in greater detail throughout this prospectus.

                   EVM-20 (11/13)                                151171 (11/13)
                   COIL - New Biz                                       #619703

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We may also limit the percentage of any additional loan repayments that may be allocated to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. See "Guaranteed interest option" under "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this Prospectus for more information on such limitation amounts.

IN "TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS," UNDER "TRANSFERS YOU CAN MAKE," PLEASE NOTE THE FOLLOWING CHANGES:

THE FIRST THREE SENTENCES IN THE FIRST PARAGRAPH ARE DELETED IN THEIR ENTIRETY AND REPLACED WITH THE FOLLOWING NEW SENTENCE:

After your policy's Allocation Date, you can transfer amounts from one investment option to another subject to certain restrictions discussed below.

THE FOLLOWING NEW PARAGRAPH IS ADDED AFTER THE SECOND PARAGRAPH:

RESTRICTIONS ON TRANSFERS INTO THE GUARANTEED INTEREST OPTION. Upon advance notification, AXA Equitable has the right to reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. The specified percentage limitation on requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%.

IN "ACCESSING YOUR MONEY," UNDER "BORROWING FROM YOUR POLICY," UNDER "PAYING OFF YOUR LOAN," THE FOLLOWING IS ADDED TO THE END OF THE SECOND PARAGRAPH:

However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of each additional repayment to the guaranteed interest option. Any portion of the additional loan repayment in excess of the limitation amount will be allocated to the variable investment options in proportion to the premium allocation percentages for the variable investment options then in effect. If there are no premium allocation percentages for any variable investment options then in effect, any portion of the additional loan repayment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on additional loan repayments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%.


     Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate
                             AXA Distributors, LLC
                          1290 Avenue of the Americas
                              New York, NY 10104.

              Copyright 2013 AXA Equitable Life Insurance Company
                             All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234